Exhibit 10.5

FOURTH AMENDMENT
TO SECOND AMENDED AND RESTATED
MULTICURRENCY REVOLVING CREDIT AND
TERM LOAN AGREEMENT

Fourth Amendment, dated as of November 5, 1999 (the "Effective Date"), to Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement (this "Amendment"), by and among (a) SAMSONITE CORPORATION, a Delaware corporation (the "Company"), (b) SAMSONITE EUROPE N.V., a corporation organized under the laws of Belgium ("Samsonite Europe") and (c) BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), BANKBOSTON, NA and the other lending institutions from time to time listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), amending certain provisions of the Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of June 24, 1998, as amended by the First Amendment thereto, dated as of October 1, 1998, the Second Amendment and Waiver thereto, dated as of January 29, 1999, and the Third Amendment thereto, dated as of March 22, 1999 and as the same may be further amended, modified, supplemented, and in effect from time to time (the "Credit Agreement"), by and among the Company, Samsonite Europe, the Lenders, BANK OF AMERICA, NA (formerly known as Bank of America National Trust and Savings Association), as administrative agent for the Agents and the Lenders (the "Administrative Agent"), BANKBOSTON, NA, as syndication agent for the Agents and the Lenders (the "Syndication Agent"), GENERALE BANK NV, as foreign agent for the Agents and the Lenders (the "Foreign Agent"), and as fronting bank (the "Fronting Bank"), CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent for the Agents and the Lenders (the "Documentation Agent"), and the other parties thereto. Terms not otherwise defined herein that are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrowers and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendments to the Credit Agreement. Subject to the satisfaction of the applicable conditions precedent set forth in Section 2 hereof and effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

§1.1. Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate location in the alphabetical sequence:

"Permitted IP License Restrictions. Provisions of any bona fide trademark license agreement, patent license agreement or software license agreement (any of the foregoing being referred to herein as an "IP Agreement") between any of the Borrowers or their Non-Excluded Subsidiaries as licensee (the "Licensee"), on the one hand, and one or more third-party trademark, patent or software licensors who are not Affiliates (the "Licensor"), on the other, to the effect that such Licensee shall not assign or transfer to any Person either such IP Agreement or the trademark, patent or software license or other rights established thereunder and/or shall not create, assume or permit to exist any lien or security interest on such IP Agreement or such trademark, patent or software license or other rights established thereunder; provided, that (a) in connection with each such IP Agreement such Licensee shall have demonstrated to the reasonable satisfaction of the Administrative Agent that such Licensee has, in good faith, used its commercially reasonable best efforts to negotiate with the Licensor for the removal, elimination or waiver by the Licensor of such restrictions or prohibitions insofar as the same would apply to assignments or transfers by the Licensee to, or the Licensee's granting of or permitting a security interest or lien in favor of, the Administrative Agent and the Lenders, but that (such efforts notwithstanding) the Licensor will not enter into or maintain such IP Agreement without such restriction or prohibition being both included therein and being applicable to the Licensee's granting of or permitting a security interest or lien in favor of the Administrative Agent and the Lenders, (b) such restriction or prohibition shall be limited solely to such IP Agreement and the trademark, patent or software license or other rights which are the subject of such IP Agreement and shall not extend to any other assets, properties or rights (including without limitation any rights of the Licensee consisting of monetary obligations of, or enforcement rights upon breach against, the Licensor) of the Licensee or any other of the Borrowers or their Non-Excluded Subsidiaries, (c) no such restriction or prohibition contained in any material patent license agreement or material software license agreement shall restrict or limit the ability of the Licensee or any other of the Borrowers or their Non-Excluded Subsidiaries to assign or transfer such applicable IP Agreement or the patent or software license or other rights established thereunder (other than restrictions or limitations consisting of reasonable and customary requirements as to (i) the creditworthiness of transferees or assignees, (ii) arrangements for the payment of existing, previously accrued amounts, due and owing to the Licensor under such IP Agreement, upon such transfer or assignment, (iii) the nature of the business in which the relevant patent or software is to be used by the transferee or assignee, and (iv) limitations on transfers to competitors of the Licensor) in connection with the sale of all or substantially all of the stock (or other equity interests) or assets of the Licensee or that portion of the Licensee's business in which such patent or software is used or to which such patent or software relates (such restrictions and limitations (other than those described in the first parenthetical phrase of this clause (c)) being referred to herein as "Business Sale Transfer Restrictions"), unless the applicable Licensee shall have demonstrated to the reasonable satisfaction of the Administrative Agent that such Licensee has, in good faith, used its commercially reasonable best efforts to negotiate with the Licensor for the removal or elimination of such Business Sale Transfer Restrictions but that (such efforts notwithstanding) the Licensor will not enter into or maintain such IP Agreement without such Business Sale Transfer

Restrictions being included therein, and (d) without limitation of the generality of the foregoing, no such restriction or prohibition shall restrict or limit in any way either (i) the right and ability of the Licensee or any other of the Borrowers or their Non-Excluded Subsidiaries to create, assume, or permit to exist any lien or security interest in favor of the Administrative Agent and the Lenders on its or their inventory (whether or not incorporating or using the trademarks, patents or software subject to such IP Agreement) or accounts receivable (whether or not arising from the sale of inventory incorporating or using the trademarks, patents or software subject to such IP Agreement) or (ii) the right or ability of any such secured party or lienholder to foreclose upon, take possession of, sell, transfer, or otherwise exercise its rights with respect to such inventory or accounts receivable."

"Permitted Real Property Lease Restrictions. Provisions of any bona fide real property lease (referred to herein as "Lease") between any of the Borrowers or their Non-Excluded Subsidiaries as lessee (the "Lessee"), on the one hand, and one or more third-party lessors of real estate who are not Affiliates (the "Lessor"), on the other, to the effect that such Lessee shall not assign or transfer to any Person either such Lease or the leasehold interest or other rights established thereunder and/or shall not create, assume or permit to exist any lien or security interest on such Lease or such leasehold interest or other rights established thereunder; provided, that (a) in connection with each such Lease such Lessee shall have demonstrated to the reasonable satisfaction of the Administrative Agent that such Lessee has, in good faith, used its commercially reasonable best efforts to negotiate with the Lessor for the removal, elimination or waiver by the Lessor of such restrictions or prohibitions insofar as the same would apply to assignments or transfers by the Lessee to, or the Lessee's granting of or permitting a security interest or lien in favor of, the Administrative Agent and the Lenders, but that (such efforts notwithstanding) the Lessor will not enter into or maintain such Lease without such restriction or prohibition being both included therein and being applicable to the Lessee's granting of or permitting a security interest or lien in favor of the Administrative Agent and the Lenders, (b) such restriction or prohibition shall be limited solely to such Lease and the leasehold interest or other rights which are the subject of such Lease and shall not extend to any other assets, properties or rights (including without limitation any rights of the Lessee consisting of monetary obligations of, or enforcement rights upon breach against, the Lessor) of the Lessee or any other of the Borrowers or their Non-Excluded Subsidiaries, and (c) without limitation of the generality of the foregoing, no such restriction or prohibition shall restrict or limit in any way either (i) the right and ability of the Lessee or any other of the Borrowers or their Non-Excluded Subsidiaries to create, assume, or permit to exist any lien or security interest in favor of the Administrative Agent and the Lenders on its or their inventory, machinery, equipment, or other assets located on or associated with the real property subject to such Lease or (ii) the right or ability of any such secured party or lienholder to foreclose upon, take possession of, sell, transfer, or otherwise exercise its rights with respect to such inventory, machinery, equipment, or other assets located on or associated with such real property."

§1.2. Amendment to Prohibition on Negative Pledges. Section 10.12 of the Credit

Agreement is hereby amended by inserting the phrase "or arrangements constituting Permitted IP License Restrictions or Permitted Real Property Lease Restrictions," between the phrase "Schedule 10.12 hereto," and the phrase "or pursuant to the Subordinated Indenture" in the tenth line of such section.

§2. Conditions to Effectiveness. This Amendment shall be deemed to be, and shall become, effective as of the Effective Date referred to above, subject to the receipt, on or prior to the Effective Date, by the Administrative Agent of one or more counterparts of this Amendment duly executed and delivered by the Company, Samsonite Europe, and the Majority Lenders.

§3. Representations and Warranties. Each of the Company and Samsonite Europe hereby repeats, on and as of the date of the execution and delivery hereof and the Effective Date, each of the representations and warranties made by it in Section 8 of the Credit Agreement after giving effect to this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Company and Samsonite Europe hereby represents and warrants that the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of all of its respective agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of such Borrower, and have been duly authorized by all necessary corporate action on the part of such Borrower, and each further represents and warrants that the execution and delivery by such Borrower, of this Amendment and the performance by it of the transactions contemplated hereby will not contravene any term or condition set forth in any agreement or instrument to which it is a party or by which it is bound, including, in the case of the Company, but not limited to, the Subordinated Debt Documents and the 1998 Preferred Stock Documents.

§4. Ratification, Etc. Except as expressly provided for herein, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to, the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Borrowers under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise adversely affect any Obligations, any other obligation of the Company or Samsonite Europe, or any rights of the Agents or the Lenders consequent thereon.

§6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, APPLICABLE TO TRANSACTIONS TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

[Signature pages follow]

Signature Pages for Borrowers

Each of the undersigned Borrowers hereby consents and agrees to all of the provisions of the foregoing Amendment:

The Company:	SAMSONITE CORPORATION

By: /s/ Richard H. Wiley
Name: Richard H. Wiley
Title: CFO

Samsonite Europe:	SAMSONITE EUROPE N.V.

By: /s/ Richard H. Wiley / Thomas R. Sandler
Name: Richard H. Wiley / Thomas R. Sandler
Title: CFO / Senior Vice President

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association)

By: /s/ Peter D. Griffith
Name: Peter D. Griffith.
Title: Managing Director

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

BANKBOSTON, NA

By: /s/ Richard D. Hill, Jr.
Name: Richard D. Hill, Jr.
Title: Managing Director

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

CIBC INC.

By: /s/ Gerald Girardi
Name: Gerald Girardi
Title: Executive Director, CIBC World Markets Corp.,
As Agent

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

FORTIS Bank NV (formerly known
as Generale Bank NV)

By: /s/ Evelyne Petit
Name: Evelyne Petit
Title: Credit Manager

By: /s/ Louis Van Geel
Name: Louis Van Geel
Title: Directeur Corporate

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

FORTIS (USA) FINANCE LLC (formerly
known as Generale (USA) Finance LLC)

By:/s/ David Snyder
Name: David Snyder
Title: Senior Vice President

By: /s/ Eddie Matthews
Name: Eddie Matthews
Title: Senior Vice President

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

THE BANK OF NEW YORK

By: /s/ Michael B. Scaduto
Name: Michael B. Scaduto
Title: Vice President

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

NATIONAL BANK OF CANADA

By: /s/ Raymond L. Yager / A.M. Cooneca
Name: Raymond L. Yager / A.M. Cooneca
Title: V.P. / VP

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

NORWEST BANK COLORADO, NATIONAL ASSOCIATION

By: /s/ Randall Schmidt
Name: Randall Schmidt
Title: Vice President

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

SENIOR DEBT PORTFOLIO

By: Boston Management and Research,
as Investment Advisor

By:
Name:
Title:

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

OXFORD STRATEGIC INCOME FUND

By: Eaton Vance Management, as
Investment Advisor

By:
Name:
Title:

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

MERRILL LYNCH SENIOR FLOATING
RATE FUND, INC.

By:
Name:
Title:

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

SENIOR HIGH INCOME PORTFOLIO, INC.

By:
Name:
Title:

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

ML CLO XX PILGRIM AMERICA
(CAYMAN) LTD.

By: Pilgrim Investments, Inc.,
its investment manager

By:
Name:
Title:

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

CYPRESSTREE INVESTMENT FUND, LLC

By:	CypressTree Investment
Management Company, Inc.,
its Managing Member

By: /s/ Peter K. Merrill
Name: Peter K. Merrill
Title: Managing Director

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

CYPRESSTREE INSTITUTIONAL FUND, LLC

By:	CypressTree Investment
Management Company, Inc.,
its Managing Member

By: /s/ Peter K. Merrill
Name: Peter K. Merrill
Title: Managing Director

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

KZH CYPRESSTREE-1 LLC

By: /s/ Peter Chin
Name: Peter Chin
Title: Authorized Agent

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

NORTHWOODS CAPITAL, LIMITED

By:	Angelo, Gordon & Co., L.P.,
as Collateral Manager

By: /s/ Michael L. Green
Name: Michael L. Green
Title:

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

CYPRESSTREE INVESTMENT PARTNERS II, LTD.

By:	CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By: /s/ Peter K. Merrill
Name: Peter K. Merrill
Title: Managing Director

Signature Pages for Lenders

The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

ML CBO IV (CAYMAN) LTD.

By:	Highland Capital Management, LP,
as Collateral Manager

By:
Name:
Title: